Exhibit 99.1

FROM:  P.A.M. TRANSPORTATION SERVICES, INC.
P.O. BOX 188
Tontitown, AR  72770
Robert W. Weaver
(479) 361-9111

                      P.A.M. TRANSPORTATION SERVICES, INC.
                    ANNOUNCES RESULTS FOR THE FIRST QUARTER
                             ENDED MARCH 31, 2005


Tontitown, Arkansas, April 26, 2005 P.A.M. Transportation Services, Inc. (NASDAQ: PTSI) today reported net income of $2,903,387 or diluted and basic earnings per share of $.26 for the quarter ended March 31, 2005 compared to net income of $2,030,817 or diluted and basic earnings per share of $.18 for the quarter ended March 31, 2004. Operating revenues excluding fuel surcharges were $80,108,475 for the first quarter of 2005, a 3.1% increase compared to $77,673,436 for the first quarter of 2004.

Robert W. Weaver, President of the Company, commented, "Our continued efforts over the last few quarters focusing on rates, cost containment and operational efficiencies are producing more positive results. The results of our first quarter ended March 31, 2005 show a 43% increase in net income and a 44% increase in earnings per share versus our first quarter ended March 31, 2004. These improved results are indicative that the changes we have focused our efforts towards over the last several quarters are beginning to show benefits and were the right moves for the company."

P.A.M. Transportation Services, Inc. will be holding a live conference call with certain financial analysts to discuss the earnings release, the results of operations, and other matters on Wednesday, April 27, 2005 at 1:00 p.m. CDT (Please note that since the call will begin promptly at 1:00 p.m., you will need to join at least ten minutes prior to that time.)

The public will be able to listen and participate in the conference telephonically by dialing (800) 946-0706. Please ask to be joined to the P.A.M. Transportation Services First Quarter 2005 Earnings Release Conference call. An audio replay of the conference call will be posted on the Company's web site one day after the meeting (www.pamt.com/investing/audio.html). In order to listen to the replay, you will need a PC that is internet enabled and capable of playing back MP3 audio files. The Company assumes no responsibility to update any information posted on its Web site.

The conference may contain forward-looking statements made by the Company that involve risks, assumptions and uncertainties that are difficult to predict.
Investors are directed to the information contained in the Company's Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission, for a discussion of the risks that may affect the Company's operating results. Actual results may differ.

P.A.M. Transportation Services, Inc. is a leading truckload dry van carrier transporting general commodities throughout the continental United States, as well as in the Canadian provinces of Ontario and Quebec. The Company also provides transportation services in Mexico through its gateways in Laredo and El Paso, Texas under agreements with Mexican carriers.

Certain information included in this document contains or may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may relate to expected future financial and operating results or events, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, excess capacity in the trucking industry; surplus inventories; recessionary economic cycles and downturns in customers' business cycles; increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees; the resale value of the Company's used equipment and the price of new equipment; increases in compensation for and difficulty in attracting and retaining qualified drivers and owner-operators; increases in insurance premiums and deductible amounts relating to accident, cargo, workers' compensation, health, and other claims; unanticipated increases in the number or amount of claims for which the Company is self insured; inability of the Company to continue to secure acceptable financing arrangements; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, and intermodal competitors including reductions in rates resulting from competitive bidding; the ability to identify acceptable acquisition candidates, consummate acquisitions, and integrate acquired operations; a significant reduction in or termination of the Company's trucking service by a key customer; and other factors, including risk factors, referred to from time to time in filings made by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

P.A.M. Transportation Services, Inc.
and Subsidiaries
Key Financial and Operating Statistics
(unaudited)
                                            Quarter ended
                                               March 31,
                                         2005           2004
                                         ----           ----
Revenue, before fuel surcharge       $80,108,475    $77,673,436
Fuel surcharge                         6,083,317      2,447,338
                                     -----------    -----------
                                      86,191,792     80,120,774
Operating expenses:
 Salaries, wages and benefits         31,005,105     30,397,965
 Operating supplies                   22,653,415     18,377,649
 Rent/purchased transportation         9,831,642      9,762,252
 Depreciation/amortization             7,466,870      7,468,871
 Operating taxes and licenses          3,953,772      4,011,295
 Insurance and claims                  4,098,764      3,988,557
 Communications and utilities            699,091        707,586
 Other                                 1,308,041      1,348,805
 Loss on disposition of equipment         16,749        259,317
                                     -----------    -----------
Total operating expenses              81,033,449     76,322,297

Operating income                       5,158,343      3,798,477

Other income/(expense):
 Interest expense                       (253,842)      (350,243)
                                     -----------    -----------
Total other income/(expense)            (253,842)      (350,243)
                                     -----------    -----------
Income before income taxes             4,904,501      3,448,234
Provision for income taxes             2,001,114      1,417,417
                                     -----------    -----------
Net income                           $ 2,903,387    $ 2,030,817
                                     ===========    ===========
Diluted earnings per share              $0.26          $0.18
                                     ===========    ===========
Average shares o/s - Diluted          11,326,798     11,321,279
                                     ===========    ===========

                                            Quarter ended
                                               March 31,
Truckload Operations                     2005           2004
--------------------                     ----           ----
Total miles                           57,519,631     61,128,365
Empty miles factor                          5.13%          4.75%
Revenue per total mile,
  before fuel surcharge                    $1.22          $1.10
Total loads                               77,835         82,700
Revenue per truck per work day              $611           $561
Average company trucks                     1,776          1,773
Average owner operator trucks                 74             99

                                            Quarter ended
                                               March 31,
Logistics Operations                     2005           2004
--------------------                     ----           ----
Total revenue                        $10,028,099    $10,544,059
Operating income                        $436,458       $544,455

                                            Quarter ended
                                               March 31,
                                         2005           2004
                                         ----           ----
Long-Term Debt to
 Book Capitalization                    14.61%         14.29%

Shareholders' Equity                 $171,509,273   $158,916,392